UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2024

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Duos Technologies Group, Inc.

(Exact name of registrant as specified in its charter)

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Florida	001-39227	65-0493217
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

7660 Centurion Parkway, Suite 100, Jacksonville, Florida 32256

(Address of Principal Executive Offices) (Zip Code)

(904) 296-2807

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $0.001 per share)	DUOT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

As previously disclosed, on March 22, 2024 Duos Technologies Group, Inc. (the “Company”) issued 500 shares of Series D Convertible Preferred Stock (the “Series D Preferred Stock”) and 2,125 shares of Series E Convertible Preferred Stock and, on March 28, 2024 the Company issued an additional 120 shares of Series D Preferred Stock.

On April 3, 2024, the Company entered into a Securities Purchase Agreement (the “April Purchase Agreement”) with an accredited investor, pursuant to which the Company issued a further 250 shares of Series D Preferred Stock and received proceeds of $250,000. The Series D Preferred Stock was sold at $1,000 a share. The April Purchase Agreement contains customary representations, warranties, agreements and indemnification rights and obligations of the parties and was in the same form as the Series D Securities Purchase Agreement entered into on March 22, 2024 and filed as an exhibit to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on March 25, 2024. The terms of the Series D Preferred Stock were previously disclosed in the Company’s Current Report on Form 8-K filed with the SEC on October 3, 2022, and the Certificate of Designation of Preferences, Rights and Limitations of the Series D Preferred Stock was filed as an exhibit to that Form 8-K.

In connection with the April Purchase Agreement, the Company also entered into a Registration Rights Agreement (the “April Registration Rights Agreement”). Pursuant to the April Registration Rights Agreement, the Company shall file with the SEC a registration statement covering the resale of the shares of common stock into which the shares of Series D Preferred Stock issued under the April Purchase Agreement are convertible. Subject to certain conditions, the Company must cause such registration statement to be declared effective by 90 days after closing (or in the event of a full review by the SEC, by 120 days). The April Registration Rights Agreement contains customary representations, warranties, agreements and indemnification rights and obligations of the parties and was in the same form as the Series D Registration Rights Agreement entered into on March 22, 2024 and filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on March 25, 2024.

The foregoing descriptions of the April Purchase Agreement and the April Registration Rights Agreement do not purport to be complete and are subject to, and qualified in their entirety by, such documents, forms of which are attached as exhibits to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The issuance of the shares of Series D Preferred Stock was not registered under the Securities Act of 1933, as amended (the “Securities Act”), but qualified for an exemption under Section 4(a)(2) of the Securities Act and by Rule 506 of Regulation D promulgated thereunder as a transaction by an issuer not involving a public offering.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
10.1	Form of Securities Purchase Agreement for Series D Preferred Stock (incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 25, 2024)
10.2	Form of Registration Rights Agreement for Series D Preferred Stock (incorporated herein by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 25, 2024)
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DUOS TECHNOLOGIES GROUP, INC.

Dated: April 5, 2024	By:	/s/ Andrew W. Murphy
Andrew W. Murphy Chief Financial Officer